UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2020 (September 8, 2020)

Industrial Tech Acquisitions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39490	85-1316132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5090 Richmond Ave, Suite 319 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  713-599-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant	ITACU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ITAC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	ITACW	The NASDAQ Stock Market LLC

Item 1.01.  Entry into a Material Definitive Agreement.

On September 11, 2020, Industrial Tech Acquisitions, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (“Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”) and one warrant (“Public Warrant”), each warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $75,000,000. Pursuant to the Underwriting Agreement, the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 1,125,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”).

In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement. On September 8, 2020, the Registration Statement (as defined below) was declared effective by the Securities and Exchange Commission.

●	An Underwriting Agreement, dated September 8, 2020, between the Company and Maxim Group LLC as representative of the several underwriters;

●	A Unit Purchase Option, dated September 8, 2020, between the Company and Maxim Group LLC;

●	An Investment Management Trust Agreement, dated September 8, 2020, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated September 8, 2020, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated September 8, 2020, by and between the Company and the Sponsor (as defined below);

●	A Letter Agreement, dated September 8, 2020, by and among the Company, its officers, its directors and the Sponsor;

●	A Private Placement Warrant Purchase Agreement, dated September 8, 2020, by and between the Company and the Sponsor; and

●	An Administrative Services Agreement, dated September 8, 2020, by and between the Company and the Sponsor.

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 3,075,000 warrants (“Placement Warrants”) to Industrial Tech Partners, LLC (the “Sponsor”) at a price of $1.00 per Placement Warrant, generating total proceeds of $3,075,000. The Placement Warrants (and the underlying securities) are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2020, in connection with the IPO, the Company filed its Second Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware, effective the same day. The terms of the Second Amended and Restated Certificate of Incorporation are set forth in the Company’s registration statement on Form S-1 (File No. 333-242339) (collectively, the “Registration Statement”) and are incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.  Other Events.

A total of $75,750,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes and interest to pay any dissolution expenses, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the shares of Common Stock issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 15 months from the closing of the IPO (or up to 21 months from the closing of the IPO if the Company extends the period of time to consummate a business combination by the full amount of time).

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated September 8, 2020, by and between the Company and Maxim Group LLC

3.1	Second Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated September 8, 2020, by and between Continental Stock Transfer & Trust Company and the Company

4.3	Unit Purchase Option, dated September 8, 2020, by and between the Company and Maxim Group LLC

10.1	Investment Management Trust Agreement, dated September 8, 2020, by and between Continental Stock Transfer & Trust Company and the Company

10.2	Registration Rights Agreement, dated September 8, 2020, by and among the Company and the Sponsor

10.3	Letter Agreement, dated September 8, 2020, by and among the Company, its officers and directors and Sponsor

10.4	Private Placement Warrants Purchase Agreement, dated September 8, 2020, by and between the Company and Sponsor

10.5	Administrative Services Agreement, dated September 8, 2020, by and between the Company and Texas Ventures Mgmt, LLC

10.6	Form of Indemnity Agreement

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2020

Industrial Tech Acquisitions, Inc.

By:	/s/ E. Scott Crist
Name: E. Scott Crist
Title: Chief Executive Officer